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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20543



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported) February 8, 2002



                           Commission File No. 1-11706



                         CARRAMERICA REALTY CORPORATION
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             (Exact name of registrant as specified in its charter)



            Maryland                                      52-1796339
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 (State or other jurisdiction of                      (I.R.S. Employer
  incorporation or organization)                    Identification Number)



                   1850 K Street, N.W., Washington, D.C. 20006
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               (Address or principal executive office) (Zip code)


       Registrant's telephone number, including area code: (202) 729-1700
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                         CarrAmerica Realty Corporation
                                    Form 8-K


Item 7   Financial Statements and Exhibits

         (c)   Exhibits

               Exhibits
               Number

               ---------

               99.1 Press Release, February 8, 2002 entitled "Supplemental Operating and Financial Data".
               99.2    Press Release, February 8, 2002.


Item 9   Regulation FD Disclosure

     Attached hereto as Exhibits 99.1 and 99.2 are copies of certain Supplemental Information included in the Company's press release, dated February 8, 2002 and the Company's Press Release, dated February 8, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 8, 2002


CARRAMERICA REALTY CORPORATION



By: /s/  Stephen E. Riffee
    ----------------------------
    Stephen E. Riffee
    Principal Accounting Officer

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                                  EXHIBIT INDEX

Exhibit
Number
----------

99.1           Press Release, February 8, 2002 entitled "Supplemental
               Information"
99.2           Press Release, February 8, 2002

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